SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of January 31, 1996 by and among ENZON, INC., a Delaware corporation, with headquarters located at 20 Kingsbridge Road, Piscataway, NJ 08854 (the "COMPANY"), and the undersigned (collectively, the "BUYER").

     WHEREAS:

     A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 ACT");

     B. The Buyer wishes to purchase, in the amounts and upon the terms and conditions stated in this Agreement, (i) shares of the Company's common stock, par value $.01 per share (the "COMMON STOCK"), and (ii) shares of the Company's preferred stock, $.01 par value per share (the "PREFERRED STOCK"); and

     C. Contemporaneous with the issuance of the Preferred Stock pursuant to this Agreement, the Company is issuing to the Buyer certain warrants to purchase shares of the Common Stock (the "WARRANTS"), and contemporaneous with the closing pursuant to this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

     NOW THEREFORE, the Company and the Buyer hereby agrees as follows:

1.   PURCHASE AND SALE OF COMMON STOCK AND PREFERRED STOCK.

     a. PURCHASE OF COMMON STOCK. The Company shall issue and sell to the Buyer and the Buyer shall purchase 1,094,890 shares of Common Stock (the "COMMON SHARES"), which number of shares shall not result in beneficial ownership (as that term is defined under Rule 13d-3 promulgated under the 1934 Act (as hereinafter defined)) by the Buyer of more than four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock. The per share purchase price for the Common Shares shall be $2.74, which is equal to eighty percent (80%) of the average (rounded to the nearest thousandth) closing bid price for the Common Stock as reported on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") during the five (5) consecutive trading days ending one trading day prior to the Closing Date, as defined below (such closing bid price being the "CLOSING DATE AVERAGE MARKET PRICE").

     b. PURCHASE OF PREFERRED STOCK. The Company shall issue and sell to the Buyer and the Buyer shall purchase 40,000 shares of Series B Convertible Preferred Stock (the "PREFERRED SHARES"), which shall be convertible into shares of Common Stock (the "CONVERSION SHARES") in accordance with the terms of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATION"). The per share purchase price for the Preferred Shares shall be One Hundred Dollars ($100).

     c. ISSUANCE OF THE WARRANTS. In consideration of the Buyer's purchase of the Common Shares and the Preferred Shares, the Company agrees to issue to the Buyer in accordance with Sections 1(e) and (f) below, without separate consideration, the Warrants to purchase 638,686 shares of Common Stock (the "WARRANT SHARES"). The exercise price of the Warrants shall be $4.11 per Warrant Share. The Warrants shall expire five (5) years from the date of issuance and shall be in the form attached hereto as EXHIBIT B. The Common Shares, the Preferred Shares, and the Warrants are hereafter collectively referred to as the "SECURITIES."

     d.   ALLOCATION OF SECURITIES.   The  Securities  shall  be  allocated
among the parties which are the Buyer as specified on their respective counterpart signature pages to this Agreement.

     e. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Common Shares and the Preferred Shares (the "PURCHASE PRICE") by wire transfer of United States Dollars to the Company. Three Million Dollars ($3,000,000), representing payment for the Common Shares, shall be paid on the Closing Date (as defined below). Four Million Dollars ($4,000,000), representing payment for the Preferred Shares, shall be paid on February 7, 1996. The Company shall promptly deliver stock certificates, duly executed on behalf of the Company, representing the Common Shares and the Preferred Shares (the "STOCK CERTIFICATES") on the Closing Date and on February 7, 1996, respectively, and shall deliver the Warrants on February 7, 1996, all to Buyer's counsel, no later than 4:00 p.m. Eastern Standard Time on the respective dates.

     f. CLOSING DATE. The date and time of the issuance and sale of the Common Shares (the "CLOSING DATE") shall be no later than 4:00 Eastern Standard Time on January 31, 1996. The date and time of the issuance and sale of the Preferred Shares and of the issuance of the Warrants shall be no later than 4:00 Eastern Standard Time on February 7, 1996. After the Closing Date, the Buyer's obligation to pay the purchase price for the Preferred Shares shall be conditioned only on the contemporaneous receipt of the Preferred Shares and Warrants and the Company's obligation to issue the Preferred Shares and Warrants shall be conditioned only on the contemporaneous payment of the purchase price for the Preferred Shares.

2.   BUYER'S REPRESENTATIONS AND WARRANTIES

     The Buyer represents and warrants to the Company that:

     a. INVESTMENT PURPOSE. The Buyer is purchasing the Common Shares, the Preferred Shares and the Warrants for its own account for investment only and not with a view towards the public sale or distribution thereof except pursuant to sales registered under the 1933 Act.

     b.   ACCREDITED   INVESTOR   STATUS.   The  Buyer  is  an  "accredited
investor" as that term is defined in Rule 501(a)(3) of Regulation D.

     c. RELIANCE ON EXEMPTIONS. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

     d. INFORMATION. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. The Buyer understands that its investment in the Securities involves a high degree of risk.

     e. GOVERNMENTAL REVIEW. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

     f. TRANSFER OR RESALE. The Buyer understands that (i) except as provided in the Registration Rights Agreement, the Common Shares, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, and the shares of Common Stock that may be issued to the Buyer pursuant to
Section 2(c) of the Registration Rights Agreement and pursuant  to  Section
(2)(b) of the Certificate of Designation (collectively, the "DAMAGE SHARES") have not been and are not being registered under the 1933 Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (ii) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     g. LEGENDS. The Buyer understands that the Warrants, the Preferred Shares and, until such time as the Common Shares, the Conversion Shares, the Warrant Shares, and the Damage Shares (collectively, the "REGISTRABLE SECURITIES") have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates for the Registrable Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration is not required under said Act.

     h. AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     i.   RESIDENCY.   The  Buyer is a resident of the country specified in
its address on the signature page hereof.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to the Buyer that:

     a. ORGANIZATION AND QUALIFICATION. Each of the Company and its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, except, in the case of any such subsidiaries, as would not have a Material Adverse Effect (as defined below), and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on the operations, properties or financial condition of the Company and its subsidiaries taken as a whole.

     b. AUTHORIZATION; ENFORCEMENT. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue the Registrable Securities, the Preferred Shares and the Warrants, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its stockholders, except with respect to the reverse stock split referred to in Section 4(g), is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies or by other equitable principles of general application.

     c. CAPITALIZATION. As of January 26, 1996, the authorized capital stock of the Company consists of (i) 40,000,000 shares of Common Stock of which 26,334,056 shares were issued and outstanding, and (ii) 3,000,000 shares of Preferred Stock $.01 par value, of which 109,000 shares designated as Series A Cumulative Convertible Preferred Stock and no shares designated as Series B Convertible Preferred Stock were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in SCHEDULE 3(C), as of January 26, 1996, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION") and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"). The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of the Closing Date.

     d. ISSUANCE OF SHARES. The Registrable Securities, the Preferred Shares and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof and thereof, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof.

     e. NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted through the date of the expiration of any unexercised Warrants issued to the Buyer, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations which either singly or in the aggregate do not have a Material Adverse Effect. Except as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof.

     f. SEC DOCUMENTS, FINANCIAL STATEMENTS. Since June 30, 1992, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the "1934 ACT") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has delivered to the Buyer true and complete copies of the SEC Documents, except for such exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer and referred to in Section 2(d) of this Agreement, when made, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they were made, not misleading. In the aggregate, the information provided by or on behalf of the Company to the Buyer and referred to in Section 2(d), including without limitation the SEC Documents, does not omit to state a material fact or contain material inaccuracies.

     g. ABSENCE OF CERTAIN CHANGES. Since June 30, 1995, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the documents referred to in Section 2(d) hereof or in the SEC Documents.
     h. ABSENCE OF LITIGATION. Except as disclosed in SCHEDULE 3(H), there is no action, suit, proceeding,inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein.

4.   COVENANTS.

     a. BEST EFFORTS. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and 7 of this Agreement.

     b. FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyer at the closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

     c. REPORTING STATUS. Until such date as is the earlier of (i) at least three (3) years after the date of the expiration of all the Warrants, or (ii) the date on which (a) all of the Warrants have been exercised or expired, (b) no Registrable Securities are held by any Investor (as that term is defined in the Registration Rights Agreement), and (c) none of the Preferred Shares is outstanding (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

     d. USE OF PROCEEDS. Without the consent of a majority in interest of the Registrable Securities, the Company shall not use the proceeds from the sale of the Common Shares and the Preferred Shares for anything other than the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person; provided that it is understood that the Company may be required to pay a finder's fee in connection with the transactions provided for herein.

     e. ADDITIONAL EQUITY CAPITAL. The Company agrees that, for a period of 180 days following February 7, 1996, the Company will not, without the prior written approval of the Buyer, negotiate or contract with any outside party to issue additional equity financing in any form, provided that such restriction shall not apply to the issuance of equity securities in connection with a license or development agreement between the Company or one of its subsidiaries and a corporate strategic partner. Notwithstanding the foregoing, during such 180 day period the Company may negotiate and contract with an outside party to obtain up to $3,000,000 of additional equity capital provided that (i) no sale of such securities shall take place unless the Company first offers such securities to the Buyer on terms no less favorable in any respect than those subsequently offered to the eventual purchaser and the Buyer declines such purchase or does not exercise its right to purchase all of the securities so offered within fifteen (15) days of receiving a written offer in reasonable detail from the Company; provided that, the Buyer shall not have the right to purchase only a portion of the offered securities but must purchase all of the securities offered, (ii) the terms and conditions on which such equity securities are sold shall not be more favorable to the purchaser than those under which the Buyer is purchasing the Common Shares and the Preferred Shares, and (iii) the sale by such outside party of any such equity securities shall not be registered on the same registration statement as registers the sale of the Registrable Securities.

     f. EXPENSES. The Company shall pay all expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the Registration Rights Agreement, including, without limitation, Buyer's attorneys' fees and expenses up to an aggregate amount of Forty Thousand Dollars ($40,000).

     g. REVERSE STOCK SPLIT. The Company agrees to use its best efforts to effect a reverse one-for-two stock split of the outstanding shares of Common Stock as soon as practicable after the Closing Date. The Company shall not be required to seek stockholder approval prior to the annual meeting thereof.

     h. FINANCIAL INFORMATION. The Company agrees to send the following reports to the Buyer until the Buyer transfers, assigns, or sells all of the Securities, Conversion Shares, Warrant Shares, and Damage Shares: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; and (ii) within one day after release, copies of all press releases issued by the Company or any of its subsidiaries.

     i. RESERVATION OF SHARES. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the exercise of the Warrants, conversion of the Preferred Shares and issuance of the Damage Shares.

     j. LISTING. The Company shall promptly secure the listing of the Registrable Securities upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Registrable Securities from time to time issuable under the terms of this Agreement and the Registration Rights Agreement.

     k. MAJOR TRANSACTIONS. The Company shall not consummate a Major Transaction (as that term is defined in the Certificate of Designation) without the prior written approval of the holders of a majority of the Preferred Shares; PROVIDED, HOWEVER, that this Section shall terminate and be of no further force and effect if the Company reasonably determines that performance hereunder would violate NASDAQ rules with regard to the issuance of voting securities having super-majority voting rights.

5.   TRANSFER AGENT INSTRUCTIONS.

     The Company shall instruct its transfer agent to issue certificates, registered in the name of the Buyer or its nominee, for the Conversion Shares, Warrant Shares and Damage Shares in such amounts as specified from time to time by the Company to the transfer agent in accordance with the terms of the applicable security. Prior to sale of the Registrable Securities, pursuant to an effective registration statement all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company shall provide instructions and opinions of counsel to its transfer agent in accordance with Section 3(o) of the Registration Rights Agreement. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof prior to registration of the Registrable Securities under the 1933 Act, will be given by the Company to its transfer agent and that the Securities and the Registrable Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities and the Registrable Securities. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by the Buyer of any of the Securities or the Registrable Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Common Shares, the Preferred Shares, the Conversion Shares, the Warrant Shares or the Damage Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer.

6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The obligation of the Company hereunder to sell the Common Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

     a.   The   parties   shall   have  executed  this  Agreement  and  the
Registration Rights Agreement, and delivered the same to each other.

     b. The Buyer shall have delivered $3,000,000 of the Purchase Price to the Company.

     c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

7.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The obligation of the Buyer hereunder to purchase the Common Shares and the Preferred Shares is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

     a.   The  parties  shall  have   executed   this   Agreement  and  the
Registration Rights Agreement, and delivered the same to each other.

     b. The Company shall have caused the Certificate of Designation to be filed with Secretary of State for the State of Delaware at or before the Closing Date.

     c. Until the Closing Date, the Common Stock shall be authorized for quotation on NASDAQ-NMS, and trading in the Common Stock (or on NASDAQ-NMS generally) shall not have been suspended by the SEC or NASDAQ.

     d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer.

     e. The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as EXHIBIT C attached hereto.

     f. The Buyer shall have received the officer's certificate described in Section 3(c) above, dated as of the Closing Date.

     g.   The  Company  shall  have  delivered  to  the  Buyer  the   Stock
Certificate for the Common Shares.


8.   GOVERNING LAW; MISCELLANEOUS.

     a.   GOVERNING   LAW.    This  Agreement  shall  be  governed  by  and
interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

     b. COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

     c. HEADINGS. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     d.   SEVERABILITY.   If  any  provision  of  this  Agreement  shall be
invalid   or   unenforceable   in  any  jurisdiction,  such  invalidity  or
unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     f. NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party. The addresses for such communications shall be:

     If to the Company:

     Enzon, Inc.
     20 Kingsbridge Road
     Piscataway, NJ  08854
     Telecopy:  (908) 980-9606
     Attention:  Corporate Secretary

     With copy to:

     Ross & Hardies
     65 East 55th Street, 31st floor
     New York, NY  10022
     Telecopy:  (212) 421-5682
     Attention:  Kevin T. Collins, Esq.

     If to the Buyer, at the addresses on the signature pages.

     With copy to:

     Genesee Advisers
     11921 Freedom Drive, Suite 550
     Reston, VA  22090
     Telecopy:  (703) 834-6627
     Attention:  Neil T. Chau

     And:

     Klehr, Harrison, Harvey, Branzburg & Ellers
     1401 Walnut Street
     Philadelphia, PA  19102
     Telecopy:  (215) 568-5725
     Attention:  Jason M. Shargel, Esq.

Each party shall provide notice to the other party of any change in address.

     g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other (which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought). Notwithstanding the foregoing, the Buyer may assign its rights hereunder to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

     h. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not the benefit of, nor may any provision hereof be enforced by, any other person.

     i. SURVIVAL. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 1(b), 1(c), 1(e), 1(f), 4, 5, 8(g), 8(h), 8(k) and
8(l), and this subsection shall survive the closing; provided that, in the event the Buyer fails to deliver payment for the Preferred Shares on or before February 7, 1996, the covenants contained in the Sections 4(e), 4(g) and 4(k) shall terminate and be of no further effect, all references to Preferred Shares and Warrants contained in Section 4 herein and in the Registration Rights Agreement shall be eliminated and be of no further effect and the term Registrable Securities used herein and in the Registration Rights Agreement shall not include the Conversion Shares and the Warrant Shares (as defined herein) and the Company shall be entitled to file a Certificate of Elimination with respect to the Certificate of Designation.

     k. PUBLICITY. The Company and the Buyer shall have the right to approve before issuance any press releases, SEC or NASD filings, or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or SEC or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     l. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     m. TERMINATION. In the event that the Closing Date shall not have occurred on or before thirty (30) days from the date hereof, this Agreement shall terminate at the close of business on such date.

     IN WITNESS WHEREOF, the Buyer and the Company have caused this Agreement to be duly executed under seal.

ENZON, INC.


By:/S/ PETER G. TOMBROS
Name: PETER G. TOMBROS
Its:  PRESIDENT AND CEO

GFL ADVANTAGE FUND LTD.


By:/S/ A.P. DE GROOT
Name:  A.P. DE GROOT
Its:   PRESIDENT

Address:Genesee Fund Limited
     CITCO Building
     Wickhams Cay
     P.O. Box 662
     Road Town, Tortola
     British Virgin Islands

     Administrator
     Curacao International Trust Co. N.V.
     Kaya Flamboyan 9
     P.O. Box 812
     Curacao, Netherland Antilles

Allocated Portion of Securities:  Preferred  Shares  purchased  pursuant to
Section 1(b) and Warrant for 364,963 Warrant Shares.

GFL PERFORMANCE FUND LTD.


By:/S/ A.P. DE GROOT
Name:  A.P. DE GROOT
Its:   PRESIDENT

Address:  Genesee Fund Limited
     CITCO Building
     Wickhams Cay
     P.O. Box 662
     Road Town, Tortola
     British Virgin Islands

     Administrator
     Curacao International Trust Co. N.V.
     Kaya Flamboyan 9
     P.O. Box 812
     Curacao, Netherland Antilles


Allocated  portion  of  Securities:  Common  Shares  purchased pursuant  to
Section 1(a) and Warrant for 273,723 Warrant Shares.




                                                        EXHIBIT A
                                                               TO
                                              SECURITIES PURCHASE
                                                        AGREEMENT

             CERTIFICATE OF DESIGNATIONS, PREFERENCES

                AND RIGHTS OF SERIES B CONVERTIBLE

                          PREFERRED STOCK

                                OF

                            ENZON, INC.

     ENZON,  Inc.  (the  "COMPANY"), a corporation organized  and  existing under the General Corporation  Law  of  the  State of Delaware, does hereby certify that, pursuant to authority conferred  upon  the Board of Directors of  the  Company by the Certificate of Incorporation, as  amended,  of  the

Company, and  pursuant to Section 151 of the General Corporation Law of the

State of Delaware,  the Board of Directors of the Company at a meeting duly

held  on  January  31,  1996,   adopted   resolutions   providing  for  the

designations,  preferences and relative, participating, optional  or  other rights, and the  qualifications,  limitations  or  restrictions thereof, of forty thousand (40,000) shares of Series B Convertible Preferred Stock (the

"SERIES B PREFERRED SHARES") of the Company, as follows:

          RESOLVED, that the Company is authorized to issue 40,000 shares of Series B Convertible Preferred Stock (the "SERIES B PREFERRED SHARES") which shall have the following powers, designations, preferences and other special rights:

               (1)  DIVIDENDS.   The holders  of  the  Series  B  Preferred
          Shares shall not be entitled to dividends.

               (2) CONVERSION OF SERIES B PREFERRED SHARES. The holders of the Series B Preferred Shares shall have the right, at their option, to convert the Series B Preferred Shares into shares of Common Stock on the following terms and conditions:

                    (a) Each Preferred Share shall be convertible at any time after seventy (70) days after the date of issuance (or, if such Series B Preferred Share is called for redemption, at any time up to and including, but not after, the close of business on the fifth full business day prior to the date fixed for such redemption, unless default shall be made by the Company in providing the funds for the payment of the redemption price), into fully paid and nonassessable shares (calculated to the nearest whole share) of Common Stock of the Company as constituted at the time of such conversion, at the conversion price (the "CONVERSION PRICE") in effect at the time of conversion determined as hereinafter provided; PROVIDED, HOWEVER, that in no event shall any holder be entitled to convert Series B Preferred Shares if, after giving effect to such conversion, the number of shares of Common Stock purchased pursuant to the Securities Purchase Agreement dated January 31, 1996 by and among the Company and certain investors (the "SECURITIES PURCHASE AGREEMENT") set forth therein providing for the purchase of
          Common Stock, the Series B Preferred Shares and Warrants or issued on exercise of such Warrants, or conversion of Series B Preferred Shares and beneficially owned by such holder and all other holders whose holdings would be aggregated with such holder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("SECTIONS 13(D) AND 16"), including, without limitation, any person serving as an adviser to any holder (collectively, the "RELATED PERSONS"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). Common Stock issuable upon conversion of Series B Preferred Shares or exercise of the warrants for the purchase of Common Stock held by such holder or the Related Persons shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. Each Preferred Share shall have a value of $100 (the "STATED VALUE") for the purpose of such conversion and the number of shares of Common Stock issuable upon conversion of each of the Series B Preferred Shares shall be determined by dividing the Stated Value thereof by the Conversion Price then in effect. Every reference herein to the COMMON STOCK of the Company (unless a different intention is expressed) shall be to the shares of the Common Stock of the Company, $.01 par value, as such stock exists immediately after the issuance of the Series B Preferred Shares provided for hereunder, or to stock into which such Common Stock may be changed from time to time thereafter.

                    (b) The Conversion Price shall be eighty percent (80%) (the "CONVERSION PERCENTAGE") of the Average Market Price (as defined below) for the Common Stock for the five (5) consecutive trading days ending one trading day prior to the date the Conversion Notice (as defined below) is received by the Company, subject to adjustment as provided herein. If the registration statement (the "REGISTRATION STATEMENT") covering the shares of Common Stock issuable upon conversion of the Series B Preferred Shares required to be filed by the Company pursuant to the Registration Rights Agreement between the Company and initial holders of the Series B Preferred Shares (the "REGISTRATION RIGHTS AGREEMENT") has not been declared effective by the U.S. Securities and Exchange Commission ("SEC") within ninety (90) days after the date of issuance of the Series B Preferred Shares, or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement by reason of stop order, the Company's failure to update the Registration Statement or otherwise, or if the Common Stock is not listed or included for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System (the "NASDAQ-NMS"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), or the NASDAQ SmallCap Market (the "NASDAQ SMALLCAP") then, as partial relief for the damages to the holder by reason of any such delay in or reduction of its ability to sell the shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, except that such remedy shall be the exclusive remedy for any delay in the effectiveness of the Registration Statement provided the Registration Statement is declared effective by the SEC within 180 days after the date of issuance of the Series B Preferred Shares), the Conversion Percentage shall be reduced by a number of percentage points equal to three (3) times the sum of: (i) the number of months (prorated for partial months) after the end of such 90 day period and prior to the date the
          Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period (and from any period under clause (ii) immediate below) delays which are attributable to changes in the Registration Statement required by the Investors (as that term is defined in the Registration Rights Agreement), including, without limitation, changes in the plan of distribution; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement (by reason of stop order, the Company's failure to update the Registration or otherwise) after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NYSE, AMEX, or NASDAQ SmallCap after the Registration Statement has been declared effective; provided that the aggregate number of months that are the basis of a reduction in the Conversion Percentage pursuant to the foregoing clauses (i),
          (ii) and (iii) shall not exceed twelve (12). (For example, if the Registration Statement becomes effective one and one-half (1 1/2 ) months after the end of such 90 day period, the Conversion Percentage would be 75.5% until any subsequent adjustment; if thereafter sales could not be made pursuant to the Registration Statement for a period of two (2) months, the Conversion Percentage would then be 69.5%.) If the holder converts Series B Preferred Shares into Common Stock and an adjustment to the Conversion Percentage is required subsequent to such conversion, but prior to the sale of such Common Stock by such holder, the Company shall pay to such holder, within five
          (5) days after receipt of a notice of the sale of such Common Stock from such holder, an amount equal to the Average Market Price of the Common Stock obtained upon conversion of such Series B Preferred Shares for the five (5) trading days ending one (1) trading day prior to the date of conversion multiplied by three-hundredths (.03) times the number of months (prorated for partial months) for which an adjustment was required; provided that the aggregate number of months for which such an adjustment is required (when added to the number of months for which an adjustment is made pursuant to clauses (i), (ii) and (iii) above) shall not exceed twelve (12). Such amount may be paid at the Company's option in cash or Common Stock valued based on the Average Market Price of the Common Stock for the period of five
          (5) consecutive trading days ending on the date of the sale of such Common Stock; PROVIDED, HOWEVER, that any amounts due as to that period during which the shares are not traded or included for quotation on the NASDAQ-NMS, NYSE, AMEX or NASDAQ SmallCap shall be paid in cash only; PROVIDED, FURTHER, HOWEVER, that in no event shall shares be issued hereunder if, after giving effect to such issuance, the number of shares of Common Stock purchased pursuant to the Securities Purchase Agreement or issued on exercise of the Warrants or conversion of the Series B Preferred Shares and beneficially owned by such holder and all Related Persons would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16; cash shall be paid in lieu of any shares which cannot be issued pursuant to this second proviso. Common Stock issuable upon conversion of Series B Preferred Shares or exercise of the warrants for the purchase of Common Stock held by such holder or the Related Persons shall not be deemed to be beneficially owned by such holder or the Related Persons for this purpose. (For example, if the Conversion Percentage was 75.5% at the time of conversion of $1,000,000 in Stated Value of Series B Preferred Shares (such that the Series B Preferred Shares were converted into Common Stock having an Average Market Price for the applicable period in aggregate of $1,324,503) and subsequent to conversion there was a further two (2) month delay in the Registration Statement's being declared effective, and such Common Stock was sold at the end of such two (2) month period, the Company would pay to the holder $79,470.20 in cash or Common Stock.)

                    "AVERAGE MARKET PRICE" of any security for any period shall be computed as the arithmetic average of the closing bid prices for such security for each trading day in such period on the NASDAQ-NMS, or, if the NASDAQ-NMS is not the principal trading market for such security, on the principal trading market for such security, or, if market value cannot be calculated for such period on any of the foregoing bases, the average fair market value during such period as reasonably determined in good faith by the Board of Directors of the Company.

                    (c) If the Company shall consolidate with or merge into any corporation or reclassify its outstanding shares of Common Stock (other than by way of subdivision or reduction of such shares) (each a "MAJOR TRANSACTION"), then each Series B Preferred Share shall thereafter be convertible into the number of shares of stock or securities (the "RESULTING SECURITIES") or property of the Company, or of the entity resulting from such consolidation or merger, to which a holder of the number of shares of Common Stock delivered upon conversion of such Series B Preferred Share would have been entitled upon such Major Transaction had the holder of such Series B Preferred Share exercised its right of conversion and had such Common Stock been issued and outstanding and had such holder been the holder of record of such Common Stock at the time of such Major Transaction, and the Company shall make lawful provision therefor as a part of such consolidation, merger or reclassification; PROVIDED, HOWEVER, that the Company shall give the holders of the Series B Preferred Shares written notice of any Major Transaction promptly upon the execution of any agreement whether or not binding in connection therewith (including without limitation a letter of intent or agreement in principle) and in no event shall a Major Transaction be consummated prior to ninety (90) days after such notice.

                    (d) The Company shall not issue any fraction of a share of Common Stock upon any conversion, but shall pay in cash therefor at the Conversion Price then in effect multiplied by such fraction.

                    (e) On presentation and surrender to the Company (or at any office or agency maintained for the transfer of the Series B Preferred Shares) of the certificates of Series B Preferred Shares so to be converted, duly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank (a "CONVERSION NOTICE"), with signatures guaranteed, the holder of such Series B Preferred Shares shall be entitled, subject to the limitations herein contained, to receive in exchange therefor a certificate or certificates for fully paid and nonassessable shares, which certificates shall be delivered by the second trading day after the date of delivery of the Conversion Notice, and cash for fractional shares, of Common Stock on the foregoing basis. The Series B Preferred Shares shall be deemed to have been converted, and the person converting the same to have become the holder of record of Common Stock, for all purposes as of the date of delivery of the Conversion Notice.

                    (f) The Company shall, so long as any of the Series B Preferred Shares are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Series B Preferred Shares then outstanding.

                    (g) The Company shall pay any and all taxes which may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series B Preferred Shares as herein provided. The Company shall not be required in any event to pay any transfer or other taxes by reason of the issuance of such Common Stock in names other than those in which the Series B Preferred Shares surrendered for conversion are registered on the Company's records, and no such conversion or issuance of Common Stock shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company and its transfer agent, if any, that such tax has been paid.

               (3)  VOTING RIGHTS.   Holders  of  Series B Preferred Shares
          shall have no voting rights, except as required  by  law  and  by
          Section 7 hereof.

               (4) REDEMPTION. The Company may, but shall not be obligated to, at any time subsequent to ninety (90) days after the issuance of the Series B Preferred Shares, redeem the whole or any part of the Series B Preferred Shares then outstanding at a redemption price of $127 per Preferred Share, in accordance with the following redemption procedures:

                    (a) In case of redemption of only part of the Series B Preferred Shares at any time outstanding, the Company shall designate the amount of Series B Preferred Shares so to be redeemed and shall redeem such Series B Preferred Shares on a PRO RATA basis. Subject to the limitations and provisions herein contained, the Board of Directors shall have the power and authority to prescribe the terms and conditions upon which the Series B Preferred Shares shall be redeemed from time to time.

                    (b) Notice of every redemption shall be given by mail to every holder of record of any Series B Preferred Shares then to be redeemed, at least thirty (30), but no more than ninety
          (90), days prior to the date fixed as the date for the redemption thereof, at the respective addresses of such holders as the same shall appear on the stock transfer books of the Company. The notice shall state that the Series B Preferred Shares shall be redeemed by the Company at the redemption price specified above, upon the surrender for cancellation, at the time and place designated in such notice, of the certificates representing the Series B Preferred Shares to be redeemed, properly endorsed in blank for transfer, or accompanied by proper instruments of assignment and transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled. On and after the date specified in the notice described above, each holder of Series B Preferred Shares called for redemption shall be entitled to receive therefor the specified redemption price upon presentation and surrender at the place designated in such notice of the certificates for Series B Preferred Shares called for redemption, properly endorsed in blank for transfer or accompanied by proper instruments of assignment or transfer in blank, with signatures guaranteed, and bearing all necessary transfer tax stamps thereto affixed and cancelled.

                    (c) If the Company shall give notice of redemption as aforesaid (and unless the Company shall fail to pay the redemption price of the Series B Preferred Shares presented for redemption in accordance with such notice), all Series B Preferred Shares called for redemption shall be deemed to have been redeemed on the date specified in such notice, whether or not the certificates for such Series B Preferred Shares shall be surrendered for redemption, and such Series B Preferred Shares so called for redemption shall from and after such date cease to represent any interest whatsoever in the Company or its property, and the holders thereof shall have no rights other than the right to receive such redemption price without any interest thereof from and after such date.

               (5)  LIQUIDATION,  DISSOLUTION, WINDING UP.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred Shares shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings, available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of the Common Stock, an amount equal to the Stated Value per Series B Preferred Share, provided that, if the Preferred Funds are insufficient to pay the full amount due to the holders of Series B Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are of equal rank with the Series B Preferred Shares as to payments of Preferred Funds (the "PARI PASSU SHARES"), then each holder of Series B Preferred Shares and Pari Passu Shares shall receive a percentage of the Preferred Funds equal to the full amount of Preferred Funds payable to such holder as a percentage of the full amount of Preferred Funds payable to all holders of Series B Preferred Shares and Pari Passu Shares. The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company. Neither the consolidation nor merger of the Company with or into any other corporation or corporations, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company. No holder of Series B Preferred Shares shall be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Company other than the amounts provided for herein.

               (6) PREFERRED RANK. All shares of Common Stock shall be of junior rank to all Series B Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Series B Preferred Shares. The Series B Preferred Shares shall be of equal rank with the Company's Series A Cumulative Convertible Preferred Stock in respect of distributions and payments upon the liquidation, dissolution or winding up of the Company. Notwithstanding the foregoing, the Company may authorize and issue additional or other preferred stock which is of equal or junior rank with the Series B Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution or winding up of the Company; PROVIDED, HOWEVER, that for so long as the Series B Preferred Shares remain outstanding the Company shall not issue any capital stock which is more senior in rank than the Series B Preferred Shares in respect of the foregoing preferences. In the event of the merger or consolidation of the Company with or into another corporation, the Series B Preferred Shares shall maintain their relative powers, designations and preferences provided for herein.

               (7) VOTE TO CHANGE THE TERMS OF SERIES B PREFERRED SHARES. The affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than two-thirds (2/3) of the then outstanding Series B Preferred Shares shall be required to amend, alter, change or repeal any of the powers, designations, preferences and rights of the Series B Preferred Shares.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Peter G. Tombros, its President, and John A. Caruso, its Secretary, this 31st day of January 1996.



                                   By:/S/ PETER G. TOMBROS
                                        President

                                   Attest:/S/ JOHN A. CARUSO
                                        Secretary

                                                        EXHIBIT B
                                                               TO
                                              SECURITIES PURCHASE
                                                        AGREEMENT





     WARRANT TO PURCHASE 364,963 SHARES OF COMMON STOCK VOID AFTER 5:00 P.M. NEW JERSEY TIME, ON FEBRUARY 7, 2001. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


NO. ______1_________                               364,963 SHARES


                            ENZON, INC.

     This certifies that, for value received, GFL Advantage Fund Ltd., the registered holder hereof, or assigns (the "WARRANTHOLDER") is entitled to purchase from Enzon, Inc., a Delaware corporation (the "COMPANY"), at any time on and after the earlier of the date the Registration Statement (filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 2(a) of a certain Registration Rights Agreement of even date herewith by and among the parties hereto) is declared effective by the SEC or seventy
(70) days from the date of issuance of this Warrant and before 5:00 p.m., New Jersey time, on February 7, 2001 (the "TERMINATION DATE"), at the purchase price of $4.11 per share (the "EXERCISE PRICE"), the number of shares of Common Stock, par value $.01 per share (the "COMMON STOCK"), of the Company set forth above (the "WARRANT STOCK"); PROVIDED, HOWEVER, that in no event shall the Warrantholder be entitled to exercise this Warrant if, after giving effect to such exercise, the number of shares of Common Stock beneficially owned by the Warrantholder and all other holders of Common Stock whose holdings would be aggregated with the Warrantholder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("SECTIONS 13(D) AND 16"), including without limitation any person serving as an adviser to any holder (collectively, the "RELATED PERSONS"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). The Common Stock issuable upon conversion of shares of the Company's preferred stock or exercise of warrants for the purchase of Common Stock held by the Warrantholder or the Related Persons shall not be deemed to be beneficially owned by the Warrantholder or such Related Persons for this purpose. The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below.

SECTION I.  TRANSFER OR EXCHANGE OF WARRANT

     The Company shall be entitled to treat the Warrantholder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company, maintained at its principal office, upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.

SECTION II.  TERM OF WARRANT; EXERCISE OF WARRANTS

     A. TERMINATION. The Company may, in its sole discretion, extend the Termination Date with respect to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "TERMINATION DATE" shall be deemed to include any such extensions.

     B. EXERCISE. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check.

     C. WARRANT CERTIFICATE. Subject to Section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder, by the second trading day after exercise, a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid; PROVIDED, HOWEVER, that if, at the date of surrender of this Warrant Certificate and payment of the Exercise Price, the transfer books for the Warrant Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the shares of Warrant Stock in respect of which this Warrant is then exercised shall be deemed issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such shares of Warrant Stock; PROVIDED FURTHER, HOWEVER, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty
(20) days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.

SECTION III.  PAYMENT OF TAXES

     The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrantholder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrantholder in respect of which this Warrant or shares of Warrant Stock are issued.

SECTION IV.  MUTILATED OR MISSING WARRANT CERTIFICATES

     In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also reasonably satisfactory to the Company.

SECTION V.  RESERVATION OF SHARES OF WARRANT STOCK.

     There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.

SECTION VI.  FRACTIONAL SHARES.

     No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Exercise Price then in effect.
SECTION VII.  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

     A. COMPUTATION OF ADJUSTED EXERCISE PRICE. Except as hereinafter provided, in case the Company shall at any time after the date hereof (i) issue or sell any shares of Common Stock (except in those instances referred to in subsection F of this Section VII), including shares held in the Company's treasury and shares issued upon the exercise of any option, rights or warrants (with the exception of this Warrant and any other options, warrants and convertible securities outstanding on the date hereof, and without duplicating any adjustments pursuant to clause (ii) below) and shares issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (with the exception of the Company's Series A Cumulative Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the "PREFERRED STOCK"), and without duplicating any adjustments pursuant to clause (ii) below) for a consideration per share less than the Market Price (as hereinafter defined) on the trading day immediately prior to the date of issuance or sale of such share or without consideration, or (ii) issue any rights, options or warrants to subscribe for or purchase or otherwise acquire Common Stock (the "OPTION SECURITIES") or any evidences of indebtedness, shares of stock or other securities (other than the Preferred Stock) which are convertible into or exchangeable, with or without payment of consideration, for shares of Common Stock (the "CONVERTIBLE SECURITIES"), whether or not the right to exercise such Option Securities or to convert or exchange such Convertible Securities is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both, for a consideration per share of Common Stock (calculated in accordance with subsections A(iii) and A(iv) of this Article VII) less than the Market Price on the trading day immediately prior to the date of issuance of such Option Securities or Convertible Securities, then forthwith upon such issuance or sale the Exercise Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) determined by multiplying the Exercise Price immediately prior to such issuance or sale by a fraction, the numerator of which is an amount equal to the sum of (X) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by the Market Price in effect immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, and the denominator of which is the Market Price in effect immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock outstanding immediately after such issuance or sale; PROVIDED, HOWEVER, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by subsection B of this Section VII.

     For the purposes of any computation to be made in accordance with this subsection A, the following provisions shall be applicable:

          (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by the Company for such shares (or, if shares are offered by the Company for subscription, the subscription price, or, if sold to underwriters or dealers the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

          (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

          (iii)In case of the issuance of Convertible Securities (other than the Convertible Securities described in (iv) below), the aggregate consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such Convertible Securities, plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof.

          (iv) In the case of the issuance of Option Securities, the aggregate consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such Option Securities, plus the additional minimum consideration, if any, to be received by the Company upon the exercise thereof.

          (v) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

          (vi) The reclassification of securities of the Company, other than shares of Common Stock into securities including shares of Common Stock, shall be deemed to involve the issuance of such shares for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares shall be determined as provided in subsection (ii) of this subsection A.

          (vii) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

          "MARKET PRICE," as of any date, (i) means the average of the last reported sale prices for the shares of Common Stock as reported by National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") for the five consecutive trading days ending on such date, or (ii) if the NASDAQ-NMS is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period, or
(iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined in good faith by the Board of Directors of the Company.

     B. SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in case of combination.

     C. ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section VII, the number of shares of Warrant Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     D. RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or substantially all of the property of the Company, the Warrantholder shall thereafter have the right to purchase upon the exercise of this Warrant the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Warrantholder were the owner of the shares of Warrant Stock underlying this Warrant immediately prior to any such events at the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Warrantholder had exercised this Warrant.

     E. SPECIAL ADJUSTMENT. If the purchase price provided for in any Option Securities, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change, or if any Option Securities or Convertible Securities terminate in whole or in part without being exercised, converted or exchanged, the Exercise Price in effect at the time of such event shall forthwith be readjusted. The Exercise Price shall be adjusted to that amount which would have been in effect at such time had such Option Securities or Convertible Securities outstanding at such time initially been granted, issued or sold and the Exercise Price initially adjusted as provided in subsection A of this Article VII, except that the minimum amount of additional consideration payable and the total maximum number of shares issuable shall be determined after giving effect to such event (and any prior event or events).

     F. NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

          (i) Upon the issuance or sale of this Warrant or the shares of Warrant Stock issuable upon the exercise of this Warrant, or the issuance or sale of the Preferred Stock, or upon the issuance of shares of Common Stock in connection with the conversion of such Preferred Stock, or the issuance of shares of Common Stock pursuant to Section 2(c) of the Registration Rights Agreement of even date herewith by and among the Company and the Buyer and pursuant to Section 2(b) of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company;

          (ii) Upon the issuance of options, or shares upon the exercise thereof, pursuant to the Company's Non-Qualified Stock Option Plan, or any amendment or successor plan thereto;

          (iii) If the amount of said adjustment shall be less than one cent ($.01) per share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with any adjustment so carried forward, shall amount to at least one cent ($.01) per Share;

          (iv) Upon the issuance or sale of shares of Common Stock or securities which are exercisable or convertible into shares of Common Stock to employees of the Company or its affiliates, under an Employee Stock Purchase Plan;

          (v) Upon the issuance of any Option Securities or the issuance of shares of Common Stock upon the exercise thereof, where such Option Security was issued for a consideration price per share of Common Stock initially deliverable upon exercise of such Option Security equal to or greater than the Market Price in effect immediately prior to the issuance or sale of such Option Security;

          (vi) Upon the issuance of Convertible Securities where the conversion price is equal to or greater than the Market Price in effect immediately prior to the issuance of such Convertible Securities;

          (vii)Upon the issuance of Common Stock to non-management directors of the Company in an amount up to Fourteen Thousand Dollars ($14,000) per such director per year, based upon such method of valuation as may be established from time to time by the Company's Board of Directors in its reasonable discretion; or

          (viii)Upon the issuance of an aggregate of up to Three Million Dollars ($3,000,000) of Common Stock or securities which are exercisable or convertible into Common Stock at a discount to the Market Price as of the date of such issuance that does not exceed twenty percent (20%).

SECTION VIII.  NOTICES TO WARRANTHOLDERS.

          So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrantholder, at least ten (10) days prior to the date specified in (i) or
(ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. Additionally, so long as this Warrant shall be outstanding and unexercised, if the Company shall make any adjustment to the Exercise Price, the Company shall cause to be delivered to the Warrantholder, within twenty (20) days after the date of such adjustment, a notice containing a description of the calculations pertaining to such adjustment and stating the date on which the adjustment to the Exercise Price became effective.

SECTION IX.   DELIVERY OF NOTICES.

          Any notice pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 20 Kingsbridge Road, Piscataway, New Jersey 08854, Attention: Corporate Secretary and (b) if to the Warrantholder to it at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

SECTION X.  SUCCESSORS.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION XI. APPLICABLE LAW.

          This Warrant shall be deemed to be a contract made under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware and for all purposes shall be construed in accordance with the internal laws of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION XII.  BENEFITS OF THIS AGREEMENT

          Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

          IN WITNESS WHEREOF, the parties hereto have executed this Warrant Certificate or caused this Warrant Certificate to be duly executed as of the 7th day of February, 1996.

                              ENZON, INC.

                              By:/S/ PETER G. TOMBROS
                                   Name: Peter G. Tombros
                                   Title:President and CEO

                              GFL ADVANTAGE FUND, LTD.

                              By:/S/ A.P. DE GROOT
                                   Name:A.P. De Groot
                                   Title:President

                              Address of Warrantholder:

                              Genesee Fund Limited
                              CITCO Building
                              Wickhams Cay
                              P.O. Box 662
                              Road Town, Tortola
                              British Virgin Islands

                              Administrator
                              Curacao International Trust Co. N.V.
                              Kaya Flamboyan 9
                              P.O. Box 812
                              Curacao, Netherland Antilles

                              GFL PERFORMANCE FUND LTD.


                              By:/S/ A.P. DE GROOT
                                   Name:A.P. De Groot
                                   Title:President

                              Address of Warrantholder:

                              Genesee Fund Limited
                              CITCO Building
                              Wickhams Cay
                              P.O. Box 662
                              Road Town, Tortola
                              British Virgin Islands

                              Administrator
                              Curacao International Trust Co. N.V.
                              Kaya Flamboyan 9
                              P.O. Box 812
                              Curacao, Netherland Antilles

                           PURCHASE FORM


          The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of _____ shares of Common Stock, par value $.01 per share, of Enzon, Inc., and hereby makes payment of $__________ in payment of the actual exercise price thereof.





                              [__________________________]



                              By:________________________________
                                   Name:
                                   Title:



                              Employer Taxpayer
                                   Identification Number:

                              Address for delivery of Stock
                              Certificate:

                          ASSIGNMENT FORM




          FOR VALUED RECEIVED, ______________________ hereby sells, assigns and transfers unto _____________________________ address
___________________ the right to purchase Common Stock, par value $.01 per share, of Enzon, Inc., represented by this Warrant Certificate to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________, to transfer the same on the books of the Company with full power of substitution in the premises.



_____________________
Signature


Dated:   _______, ____

                              Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEED:


__________________________

          WARRANT TO PURCHASE 273,723 SHARES OF COMMON STOCK VOID AFTER 5:00 P.M. NEW JERSEY TIME, ON FEBRUARY 7, 2001. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


NO. _______2________                               273,723 SHARES


                            ENZON, INC.

          This certifies that, for value received, GFL Performance Fund Ltd., the registered holder hereof, or assigns (the "WARRANTHOLDER") is entitled to purchase from Enzon, Inc., a Delaware corporation (the "COMPANY"), at any time on and after the earlier of the date the Registration Statement (filed with the Securities and Exchange Commission (the "SEC") pursuant to Section 2(a) of a certain Registration Rights Agreement of even date herewith by and among the parties hereto) is declared effective by the SEC or seventy (70) days from the date of issuance of this Warrant and before 5:00 p.m., New Jersey time, on February 7, 2001 (the "TERMINATION DATE"), at the purchase price of $4.11 per share (the "EXERCISE PRICE"), the number of shares of Common Stock, par value $.01 per share (the "COMMON STOCK"), of the Company set forth above (the "WARRANT STOCK"); PROVIDED, HOWEVER, that in no event shall the Warrantholder be entitled to exercise this Warrant if, after giving effect to such exercise, the number of shares of Common Stock beneficially owned by the Warrantholder and all other holders of Common Stock whose holdings would be aggregated with the Warrantholder for purposes of calculating beneficial ownership in accordance with Sections 13(d) and 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder ("SECTIONS 13(D) AND 16"), including without limitation any person serving as an adviser to any holder (collectively, the "RELATED PERSONS"), would exceed four and nine-tenths percent (4.9%) of the outstanding shares of Common Stock (calculated in accordance with Sections 13(d) and 16). The Common Stock issuable upon conversion of shares of the Company's preferred stock or exercise of warrants for the purchase of Common Stock held by the Warrantholder or the Related Persons shall not be deemed to be beneficially owned by the Warrantholder or such Related Persons for this purpose. The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below.

SECTION I.  TRANSFER OR EXCHANGE OF WARRANT

          The Company shall be entitled to treat the Warrantholder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company, maintained at its principal office, upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.

SECTION II.  TERM OF WARRANT; EXERCISE OF WARRANTS

          A. TERMINATION. The Company may, in its sole discretion, extend the Termination Date with respect to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "TERMINATION DATE" shall be deemed to include any such extensions.

          B. EXERCISE. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check.

          C. WARRANT CERTIFICATE. Subject to Section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder, by the second trading day after exercise, a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid; PROVIDED, HOWEVER, that if, at the date of surrender of this Warrant Certificate and payment of the Exercise Price, the transfer books for the Warrant Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the shares of Warrant Stock in respect of which this Warrant is then exercised shall be deemed issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such shares of Warrant Stock; PROVIDED FURTHER, HOWEVER, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty
(20) days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.

SECTION III.  PAYMENT OF TAXES

          The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrantholder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrantholder in respect of which this Warrant or shares of Warrant Stock are issued.

SECTION IV.  MUTILATED OR MISSING WARRANT CERTIFICATES

          In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also reasonably satisfactory to the Company.

SECTION V.  RESERVATION OF SHARES OF WARRANT STOCK.

          There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.

SECTION VI.  FRACTIONAL SHARES.

          No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Exercise Price then in effect.

SECTION VII.  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF SHARES.

          A. COMPUTATION OF ADJUSTED EXERCISE PRICE. Except as hereinafter provided, in case the Company shall at any time after the date hereof (i) issue or sell any shares of Common Stock (except in those instances referred to in subsection F of this Section VII), including shares held in the Company's treasury and shares issued upon the exercise of any option, rights or warrants (with the exception of this Warrant and any other options and warrants outstanding on the date hereof, and without duplicating any adjustments pursuant to clause (ii) below) and shares issued upon the direct or indirect conversion or exchange of securities for shares of Common Stock (with the exception of the Company's Series A Cumulative Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the "PREFERRED STOCK"), and without duplicating any adjustments pursuant to clause (ii) below) for a consideration per share less than the Market Price (as hereinafter defined) on the trading day immediately prior to the date of issuance or sale of such share or without consideration, or (ii) issue any rights, options or warrants to subscribe for or purchase or otherwise acquire Common Stock (the "OPTION SECURITIES") or any evidences of indebtedness, shares of stock or other securities (other than the Preferred Stock) which are convertible into or exchangeable, with or without payment of consideration, for shares of Common Stock (the "CONVERTIBLE SECURITIES"), whether or not the right to exercise such Option Securities or to convert or exchange such Convertible Securities is immediately exercisable or is conditioned upon the passage of time, the occurrence or non-occurrence of some other event, or both, for a consideration per share of Common Stock (calculated in accordance with subsections A(iii) and A(iv) of this Article VII) less than the Market Price on the trading day immediately prior to the date of issuance of such Option Securities or Convertible Securities, then forthwith upon such issuance or sale the Exercise Price shall (until another such issuance or sale) be reduced to a price (calculated to the nearest full cent) determined by multiplying the Exercise Price immediately prior to such issuance or sale by a fraction, the numerator of which is an amount equal to the sum of (X) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, multiplied by the Market Price in effect immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, and the denominator of which is the Market Price in effect immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock outstanding immediately after such issuance or sale; PROVIDED, HOWEVER, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by subsection B of this Section VII.

          For the purposes of any computation to be made in accordance with this subsection A, the following provisions shall be applicable:

               (i) In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by the Company for such shares (or, if shares are offered by the Company for subscription, the subscription price, or, if sold to underwriters or dealers the public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

               (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

               (iii)In case of the issuance of Convertible Securities (other than the Convertible Securities described in (iv) below), the aggregate consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such Convertible Securities, plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof.

               (iv) In the case of the issuance of Option Securities, the aggregate consideration received therefor shall be deemed to be the consideration, if any, received by the Company for the issuance of such Option Securities, plus the additional minimum consideration, if any, to be received by the Company upon the exercise thereof.

               (v) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the date following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

               (vi) The reclassification of securities of the Company, other than shares of Common Stock into securities including shares of Common Stock, shall be deemed to involve the issuance of such shares for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares shall be determined as provided in subsection (ii) of this subsection A.

               (vii) The number of shares of Common Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of outstanding options, rights, warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities.

               "MARKET PRICE," as of any date, (i) means the average of the last reported sale prices for the shares of Common Stock as reported by National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ-NMS") for the five consecutive trading days ending on such date, or (ii) if the NASDAQ-NMS is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined in good faith by the Board of Directors of the Company.

          B. SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in case of combination.

          C. ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section VII, the number of shares of Warrant Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          D. RECLASSIFICATION, CONSOLIDATION, MERGER, ETC. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of all or substantially all of the property of the Company, the Warrantholder shall thereafter have the right to purchase upon the exercise of this Warrant the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Warrantholder were the owner of the shares of Warrant Stock underlying this Warrant immediately prior to any such events at the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Warrantholder had exercised this Warrant.

          E. SPECIAL ADJUSTMENT. If the purchase price provided for in any Option Securities, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock shall change, or if any Option Securities or Convertible Securities terminate in whole or in part without being exercised, converted or exchanged, the Exercise Price in effect at the time of such event shall forthwith be readjusted. The Exercise Price shall be adjusted to that amount which would have been in effect at such time had such Option Securities or Convertible Securities outstanding at such time initially been granted, issued or sold and the Exercise Price initially adjusted as provided in subsection A of this Article VII, except that the minimum amount of additional consideration payable and the total maximum number of shares issuable shall be determined after giving effect to such event (and any prior event or events).

          F. NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

               (i) Upon the issuance or sale of this Warrant or the shares of Warrant Stock issuable upon the exercise of this Warrant, or the issuance or sale of the Preferred Stock, or upon the issuance of shares of Common Stock in connection with the conversion of such Preferred Stock, or the issuance of shares of Common Stock pursuant to Section 2(c) of the Registration Rights Agreement of even date herewith by and among the Company and the Buyer and pursuant to Section 2(b) of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company;

               (ii) Upon the issuance of options, or shares upon the exercise thereof, pursuant to the Company's Non-Qualified Stock Option Plan, or any amendment or successor plan thereto;

               (iii) If the amount of said adjustment shall be less than one cent ($.01) per share; provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with any adjustment so carried forward, shall amount to at least one cent ($.01) per Share;

               (iv) Upon the issuance or sale of shares of Common Stock or securities which are exercisable or convertible into shares of Common Stock to employees of the Company or its affiliates, under an Employee Stock Purchase Plan;

               (v) Upon the issuance of any Option Securities or the issuance of shares of Common Stock upon the exercise thereof, where such Option Security was issued for a consideration price per share of Common Stock initially deliverable upon exercise of such Option Security equal to or greater than the Market Price in effect immediately prior to the issuance or sale of such Option Security;

               (vi) Upon the issuance of Convertible Securities where the conversion price is equal to or greater than the Market Price in effect immediately prior to the issuance of such Convertible Securities;

               (vii)Upon the issuance of Common Stock to non-management directors of the Company in an amount up to Fourteen Thousand Dollars ($14,000) per such director per year, based upon such method of valuation as may be established from time to time by the Company's Board of Directors in its reasonable discretion; or

               (viii)Upon the issuance of an aggregate of up to Three Million Dollars ($3,000,000) of Common Stock or securities which are exercisable or convertible into Common Stock at a discount to the Market Price as of the date of such issuance that does not exceed twenty percent (20%).

SECTION VIII.  NOTICES TO WARRANTHOLDERS.

          So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or (b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrantholder, at least ten (10) days prior to the date specified in (i) or
(ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up. Additionally, so long as this Warrant shall be outstanding and unexercised, if the Company shall make any adjustment to the Exercise Price, the Company shall cause to be delivered to the Warrantholder, within twenty (20) days after the date of such adjustment, a notice containing a description of the calculations pertaining to such adjustment and stating the date on which the adjustment to the Exercise Price became effective.

SECTION IX.   DELIVERY OF NOTICES.

          Any notice pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 20 Kingsbridge Road, Piscataway, New Jersey 08854, Attention: Corporate Secretary and (b) if to the Warrantholder to it at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

SECTION X.  SUCCESSORS.

          All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION XI. APPLICABLE LAW.

          This Warrant shall be deemed to be a contract made under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware and for all purposes shall be construed in accordance with the internal laws of Delaware without giving effect to the conflicts of laws principles thereof.

SECTION XII.  BENEFITS OF THIS AGREEMENT

          Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

          IN WITNESS WHEREOF, the parties hereto have executed this Warrant Certificate or caused this Warrant Certificate to be duly executed as of the 7th day of February, 1996.

                              ENZON, INC.

                              By:/S/ PETER G. TOMBROS
                                   Name:Peter G. Tombros
                                   Title:President and CEO

                              GFL ADVANTAGE FUND, LTD.


                              By:/S/ A.P. DE GROOT
                                   Name:A.P. De Groot
                                   Title:President

                              Address of Warrantholder:

                              Genesee Fund Limited
                              CITCO Building
                              Wickhams Cay
                              P.O. Box 662
                              Road Town, Tortola
                              British Virgin Islands

                              Administrator
                              Curacao International Trust Co. N.V.
                              Kaya Flamboyan 9
                              P.O. Box 812
                              Curacao, Netherland Antilles

                              GFL PERFORMANCE FUND LTD.


                              By:/S/ A.P. DE GROOT
                                   Name:A.P. De Groot
                                   Title:President


                              Address of Warrantholder:

                              Genesee Fund Limited
                              CITCO Building
                              Wickhams Cay
                              P.O. Box 662
                              Road Town, Tortola
                              British Virgin Islands

                              Administrator
                              Curacao International Trust Co. N.V.
                              Kaya Flamboyan 9
                              P.O. Box 812
                              Curacao, Netherland Antilles

                           PURCHASE FORM


          The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of _____ shares of Common Stock, par value $.01 per share, of Enzon, Inc., and hereby makes payment of $__________ in payment of the actual exercise price thereof.





                              [__________________________]



                              By:________________________________
                                   Name:
                                   Title:



                              Employer Taxpayer
                                   Identification Number:

                              Address for delivery of Stock
                              Certificate:

                          ASSIGNMENT FORM




          FOR VALUED RECEIVED, ______________________ hereby sells, assigns and transfers unto _____________________________ address
___________________ the right to purchase Common Stock, par value $.01 per share, of Enzon, Inc., represented by this Warrant Certificate to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _______________, to transfer the same on the books of the Company with full power of substitution in the premises.



_____________________
Signature


Dated:   _______, ____

                              Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE GUARANTEED:


__________________________

                           SCHEDULE 3(C)


OPTIONS, WARRANTS, SCRIPS, RIGHTS TO SUBSCRIBE TO SHARES OF CAPITAL STOCK

     As of January 26, 1996, there were outstanding options to purchase 3,863,475 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), of which (i) 3,663,475 were reserved for issuance at January 26, 1996 pursuant to the Company's Non-Qualified Stock Option Plan and (ii) 200,000 were issued to Abraham Abuchowski, the Company's Chairman of the Board, pursuant to an employment agreement.

     As of January 26, 1996, there were 109,000 shares of Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") of the Company outstanding which are convertible into an aggregate 247,727 shares of Common Stock.

     As of January 26, 1996, there were 150,000 warrants outstanding to purchase 150,000 shares of Common Stock at $2.50 per share. These warrants expire on August 8, 2000.

     On January 15, 1996, the Board of Directors approved a plan to compensate non-employee directors which would compensate them with a retainer of $2,500 per quarter and $500 per Board meeting payable in shares of Common Stock at the market price of the Common Stock computed as of the first trading date of the year in which the compensation is earned. The final authorization of such compensation plan is contingent both on the draft of such plan by Company counsel and its ratification by the Board and approval by the shareholders.

REGISTRATION RIGHTS

SCHERING CORPORATION - STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement contains provisions for both demand and "piggy-back" registration rights for 847,489 shares of Common Stock. The demand registration rights provide generally for the right, upon the request of 25% of the holders' of the shares of common stock sold pursuant to the Stock Purchase Agreement (the "Common Stock") for a period beginning six months after closing of the agreement and continuing without limitation, which includes shares of Common Stock issued or issuable by way of a stock split, or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization, the right to have such shares included in a registration statement to be filed with the Securities and Exchange Commission. After receiving such request, the Company must notify the holders of all shares of Common Stock covered by the Stock Purchase Agreement, that such holders may include the shares of Common Stock held by them in such registration statement if they make a written request to that effect within 20 days. Should the holders demanding registration of their shares intend to pursue an underwritten offering, the holders of shares entitled to notice of the intended registration shall also be entitled to notice of the intended underwriting. Inclusion of any shares in such underwriting is subject to the discretion of the underwriter. Any reduction of shares made by such underwriter shall be made first out of the shares of holders of either securities seeking inclusion in such underwriting and subsequently out of the shares of the holders of the Common Stock. Any reduction of shares included in such underwriting shall be made pro rata among the holders of the Common Stock requesting inclusion of their shares.

     The "piggy-back" registration rights provided for in the Stock Purchase Agreement give the holders of the Common Stock the right to include such shares in a registration statement to be filed with the Commission for an unlimited period of time. Upon the Company's determination to file such a registration statement, the stockholders of the Common Stock must receive written notice, after which such holders have the right to respond within 20 days and request the inclusion of such shares in the registration statement. The Company covenants to use its best efforts to cause such registration statement to become effective. In the event of an underwritten offering, the holder of shares entitled to notice pursuant to such "piggy-back" rights shall be advised that the offering is being underwritten. Should the underwriter determine, however, that the inclusion of certain Common Shares or other securities, will render the Offering unmarketable, then those shares may be excluded except for shares being issued by the Company in a public offering. Such reduced number of shares shall be effected pro rata among such security holders. In the event of such underwritten offering, the holders of such shares of Common Stock must agree to distribute such shares through such underwriter and sign an underwriting agreement with such underwriter.

     The Stock Purchase Agreement also specifically provides that, upon receipt of the request of any holder of Common Stock acquired under the Agreement that such holder's shares be registered on Form S-3, the Company shall provide written notice of the proposed registration to all holders of such Common Stock, and as soon as practicable within 15 days of receipt of notice by such Common Stock holders, include such shares in a registration statement. If the Company has filed an S-3 Registration Statement during the previous 12 months, such request may be denied. This provision is separate from the demand registration rights outlined above. All expenses of such registration or registrations will be borne by the Company.

WARRANT AGREEMENT WITH EDWARD S. GORDON & CO. DATED AUGUST 9, 1995

     This Warrant Agreement provides for both demand and "piggy-back" registration rights with respect to 112,500 shares of Common Stock. The Warrant Agreement provides that if the Company receives the written request by the Warrant holder to prepare and file a registration statement covering the shares issuable upon exercise of the Warrant (the "Warrant Shares"), that the Company will use its best efforts to prepare and file such registration statement and keep it effective for at least nine months.
Such demand registration rights shall be effective only for the registration of more than 50,000 Warrant Shares, provided that in reaching that threshold, any Warrant Shares included by the Pyne Companies, a firm affiliated with the Warrant holder, shall count towards that amount. In the event of an underwritten offering in which the Warrant holder requests inclusion, the underwriter has the discretion to deny inclusion of such Warrant Shares or other securities, except for shares for which Schering Corporation requests inclusion. The Warrant Shares and shares held by Schering should be reduced on a pro rata basis. The denial of the inclusion of Warrant Shares as shares held by Schering of which will require the "lock-up" of such Warrant Shares for a period of 120 days.

     The Warrant Agreement provides for "piggy-back" registration rights whereby if the Company prepares to file a registration statement during a period of five years and ninety days, other than one on Form S-4, S-8 or S-1 (for an employee stock option plan), the Warrant holder is entitled to notice of the planned registration and has 20 days to respond to the notice and request the inclusion of their Warrant Shares in the registration statement. If the registration statement will be prepared and filed in connection with an underwritten offering, such underwriter has discretion over the inclusion of such Warrant Shares or other securities in the offering and may thereby exclude such shares from the registration statement, except that any shares requested to be included in the offering by Schering Corporation in connection with its demand registration rights shall have priority over any of the Warrant Shares. Such reduced number of shares shall be allocated pro rata among Warrant Share holders or holders of other securities requesting inclusion of shares in the offering. Finally, should the Company decide to use Form S-3 for registration of any Warrant Shares and if necessary to effect such registration, the Company may require the Warrant holder to exercise its Warrant as a condition precedent to the inclusion of such shares in the registration statement. All of the expenses of such registration or registrations will be borne by the Company.

WARRANT AGREEMENT WITH THE PYNE COMPANIES DATED AUGUST 9, 1995

     This Warrant Agreement provides for only "piggy-back" registration rights with respect to 37,500 shares of Common Stock. Holders of Warrants under the Warrant Agreement have the right to register shares of Common Stock issuable upon exercise of Warrants (the "Warrant Shares") if the Company prepares to file a registration statement during a period of five years and ninety days other than one on Form S-4, S-8 or S-1 (for an employee stock option plan). If the Company plans to file such registration statement, the Warrant holder is entitled to notice of the planned registration and has 20 days to respond to the notice and request the inclusion of their Warrant Shares in the registration statement. If the registration is part of a public offering, the Warrant holder is entitled to notice of the same. If the registration statement will be prepared and filed in connection with an underwritten offering, such underwriter has discretion over the inclusion of such Warrant Shares or other securities in the offering and may thereby exclude any such shares from the registration statement, except that any shares requested to be included in the offering by Schering Corporation in connection with its demand registration rights or shares to be issued by the Company in a public offering shall have priority over any of the Warrant Shares. Such reduced number of shares shall be allocated pro rata among Warrant Share holders or holders of other securities requesting inclusion of shares in the offering. Finally, should the Company decide to use Form S-3 for registration of any Warrant Shares and if necessary to effect such registration, the Company may require the Warrant holder to exercise its Warrant as a condition precedent to the inclusion of such shares in the registration statement. All of the expenses of such registration or registrations will be borne by the Company.

                          SCHEDULE 3(H)

PENDING OR THREATENED LITIGATION

     The Company currently has no pending litigation. There are a number of matters which the Company has determined to disclose pursuant to this Stock Purchase Agreement and related documents, as matters which have the potential to give rise to litigation in the future.

NEOPROBE/ENZON,   AUGUST  15,  1992  LICENSE  AGREEMENT  AND  "SCA  PROTEIN
DEVELOPMENT" AGREEMENT.

     This matter involves a dispute over sums of money due the Company pursuant to an agreement between the Company and Neoprobe, whereby the Company agreed to supply a certain amount of research grade single chain antigen protein to Neoprobe and granted Neoprobe a license under the Company's SCA patents. Under the agreements, Neoprobe was required to pay Enzon by delivery of either a $400,000 interest-bearing note or warrants to purchase 100,000 shares of Neoprobe common stock exercisable at 105% of the initial public offering price of Neoprobe common stock or $4.00 per share, and 200,000 shares exercisable at $10.00 per share. The parties disagree over whether the samples provided by the Company to Neoprobe satisfy contractual requirements, whether Enzon is entitled to recover a sum equal to the amount of the note or exercise of the warrants, and whether Enzon has breached the Agreements so as not to be entitled to either the note or warrants. To date no litigation has been commenced in this matter.

PATENTS

     The Company is aware of certain issued patents and patent applications, and there may be other patents and applications, containing subject matter which the Company or its licensees or collaborators may require in order to research, develop or commercialize at least some of the Company's products. There can be no assurance that licenses under such subject matter will be available on acceptable terms. In particular, the Company is aware of the following:

BIOPURE: US PATENT 5,084,558

     In 1992, the Company received correspondence from a member of the Board of Directors of Biopure Corporation which could be construed as containing allegations that Biopure's patent for bovine hemoglobin would cover the Company's PEG-Hemoglobin products. On March 17, 1992, the Company obtained an opinion of counsel from the firm of Lerner, David, Littenburg, Krumholtz, & Mentlik, to the effect that the Company's PEG-Hemoglobin does not infringe any claim of such patent which would be held valid if litigated. However, there can be no assurance that a court would find any of the claims of such patent to be invalid, that a court would not hold that the Company's PEG-Hemoglobin product does infringe one or more valid claims of such patent, or that a license could be obtained under such patent on acceptable terms. In October, 1995 Biopure's patent was revoked by the relevant patent authority of the European Communities.

OXIS U.S. PATENT 5,468,478.

     In October, 1995, the Company received a letter from Oxis International, Inc. (formerly known as "DDI Pharmaceuticals, Inc.") advising that Claim 10 of this Oxis patent for PEG-Protein conjugates may be relevant to PEG-protein conjugates with PEG of a less than 20,000 daltons. This claim recites water-soluble polyalkylene glycol (PEG) protein conjugates in which there are no molecular weight limitations for the PEG. The original Claim 10 was presented for examination to the U.S. Patent Office with a limitation requiring the PEG to have a molecular weight between approximately 35,000 to 200,000. This limitation was removed by Oxis during the course of its patent prosecution without comment by the Examiner. The patent was issued to Oxis without reference to the molecular weight of the PEG. On January 24, 1996, the Company received an opinion from the law firm of Steinberg, Raskin & Davidson to the effect that Claim 10 of the Oxis patent, when properly interpreted would be limited by a U.S. Federal District Court judge to water-soluble polyalkylene glycol conjugates wherein the PEG portion has a molecular weight greater than that contemplated by Enzon for its formulations currently in clinical trials and contemplated for commercialization.

AJINOMOTO, U.S. PATENT 4,301,144.

     Ajinomoto, a Japanese corporation, received a patent on November 17, 1991 which applies to the combination of PEG and Hemoglobin and which was originally scheduled to expire on November 17, 1998. In view of the GATT treaty, the Company sought the opinion of patent counsel Learner, David, Littenburg, Krumholtz, & Mentlik to evaluate any extension thereunder. Such patent has been extended under the GATT Treaty until July 10, 2000. Additionally, depending on the filing with the FDA for any product approval by the patentee, or its licensees, the patent could be extended to as late as November 17, 2003. Nonetheless, this extension until 2003 would depend upon the patentee or its licensee filing a PLA or NDA prior to November 17, 1998. The Company does not expect that it will have a PEG-Hemoglobin product approved before the end of 2000, and thus would not conflict with the patent held by Ajinomoto. Also, although the Company understands that a licensee of Ajinomoto has been conducting clinical trials of a PEG-hemoglobin product since July, 1995, the Company believes it is unlikely that an NDA or PLA can be filed for this product by November 17, 1998.